SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), effective as of May 1, 2005, is made by and among:

UCN, Inc., a Delaware corporation (“Obligor”),

And

Transtel Communications, Inc., a Delaware corporation, as agent (the "Agent") for itself as a lender and each of the following lenders (the "Lenders"),

Tel-America of Salt Lake City, Inc., a Utah corporation,Extelcom,
Inc., a Utah corporation,Communication
Recovery Services, Inc., a Utah corporation, andNational
Network Corporation, a Colorado corporation.

WITNESSETH:

RECITALS

A.      Obligor and Lenders are parties to the Asset Purchase Agreement with an effective date of May 1, 2005 (the “Purchase Agreement”) under which the Lender’s are extending certain credit to Obligor under the Buyer Note, as that term is defined in the Purchase Agreement. All capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Purchase Agreement; and

B.      In order to induce the Lenders to extend credit to Obligor under the Buyer Note, and as a condition thereto, the Obligor has agreed to grant a continuing security interest in and to the “Collateral” (as hereinafter defined) to secure the “Secured Obligations” (as hereinafter defined);

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions.  The following terms (whether or not underscored), when used in this Agreement, shall have the following meanings:

Collateral” means, collectively, all of the:

(i)     Customer Accounts acquired by the Obligor from the Lenders under the Purchase Agreement that are listed in the general assignment and bill of sale delivered by the Lenders to Obligor under the Purchase Agreement;

(ii)      All tangible personal property and fixtures (including all products and Proceeds thereof) that are listed in the general assignment and bill of sale delivered by the Lenders to Obligor under the Purchase Agreement;

(iii)      All Assigned Contracts that are listed in the general assignment and bill of sale delivered by the Lenders to Obligor under the Purchase Agreement; and

(iv)      All Intellectual Property that is listed in the general assignment and bill of sale delivered by the Lenders to Obligor under the Purchase Agreement.

“Event of Default” means an event of default as that term is defined in the Buyer Note.

“Proceeds” means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, tangible personal property and fixtures included in the Collateral, including, without limitations all claims of a Person against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any such tangible personal property.

“Secured Obligations” means all obligations, including, without limitation, (a) all principal, interest, and other costs or charges (including, without limitation, any interest which accrues after the commencement of any Action relating to the bankruptcy, insolvency or reorganization of the Obligor) under the Buyer Note, (b) any amount for which the Obligor becomes liable pursuant to Section 8.2 of the Purchase Agreement, (c) payment of the Assumed Liabilities, and (d) all renewals or extensions of any of the foregoing.

“Security Interests” mean the security interests granted pursuant to Section 3.

“UCC”means the Uniform Commercial Code as in effect on the date hereof in the State of Utah, provided that if by reason of mandatory provision of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Utah, “UCC”means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

SECTION 2. Representation, Warranties and Covenants.  The Obligor represents, warrants, and covenants as follows:

(a)      The Obligor has not performed any act or acts that could prevent or hinder the Lenders from enforcing any of the terms of this Agreement. No financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction. No Collateral is in the possession of a Person (other than the Obligor) asserting any claim thereto or security interest therein, except that the Agent or Lenders may have possession of Collateral as contemplated hereby.

(b)      When the UCC financing statements in appropriate form are filed in the appropriate office of the state of Delaware, the Security Interests shall constitute valid and perfected security interests in the Collateral, prior to all other Encumbrances and rights of others therein.

SECTION 3.  The Security Interests.

(a)      In order to secure the full and punctual payment and performance of the Secured Obligations in accordance with the terms thereof, the Obligor hereby grants, pledges, assigns, hypothecates, sets over and conveys to the Agent for the benefit of the Lenders a continuing security interest in and to all of the Collateral now or hereafter owned or acquired by the Obligor or in which the Obligor has or hereafter has or acquires any rights, and wherever located.

(b)      The Security Interests are granted as a security only and shall not subject the Lenders to, or transfer to the Lenders, or in any way affect or modify, any obligation or liability of the Obligor with respect to any of the Collateral or any transaction in connection therewith.

SECTION 4.  Further Assurances; Covenants.

(a)      The Obligor will not change its state of incorporation unless it shall have (i) given the Agent 30 days prior notice thereof, (ii) executed and delivered to the Agent for the benefit of the Lenders all financing statements and financing statement amendments that the Agent may request in connection therewith. The Obligor shall not change the locations, or establish new locations, where it keeps or holds any Collateral or any records relating thereto unless the Obligor shall have (x) given the Agent 15 days prior notice of such change of location, (y) executed and delivered to the Agent for the benefit of the Lenders all financing statements and financing statement amendments that the Agent may request in connection therewith and (z) complied with any other requirements in this Agreement relating to the location of any Collateral. The Obligor shall not in any event change the location, or establish a new location, of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected first priority Security Interests.

(b)     The Obligor will not change its name, identity or corporate structure in any manner unless it shall have (i) given the Agent 30 days prior notice thereof, and (ii) executed and delivered to the Agent for the benefit of the Lenders all financing statements and financing statement amendments that the Agent may request in connection therewith.

(c)     The Obligor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement, or other paper and take any other action (including, without limitations, any filings of financing or continuation statements under the UCC) that from time to time may be necessary, or that the Agent may request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Agent to obtain for the Lenders the full benefits of this Agreement, or to enable the Agent for the benefit of the Lenders to exercise and enforce any of the rights, powers and remedies provided for herein with respect to any of the Collateral. To the extent permitted by law, the Obligor hereby authorizes the Agent to execute and file financing statements, financing statement amendments or continuation statements without the Obligor’s signature appearing thereon. The Obligor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Obligor shall pay all costs of, or incidental to, any recording or filing of any financing statements, financing statement amendments or continuation statements concerning the Collateral.

(d)      The Obligor will not sell, transfer, lease, exchange, assign or otherwise dispose of, or grant any option or other right with respect to, any Collateral, other than in the Ordinary Course of Business.

(e)      The Obligor will, promptly upon request, provide to the Agent all information and evidence it may reasonably request concerning the Collateral to enable the Agent to enforce for the benefit of the Lenders the provisions of this Agreement.

SECTION 5. General Authority. The Obligor hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of the Obligor, the Agent, the Lenders or otherwise, for the sole use and benefit of Lenders, but at the Obligor’s expense, to exercise at any time, or from time to time, all or any of the following powers:

(a)      to file financing statements, financing statement amendments and continuation statements referred to in Section 4(a)(ii),

(b)      to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof,

(c)      to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral,

(d)      to sell, transfer, assign or otherwise deal in or with the Collateral or the Proceeds thereof, as fully and effectually as if the Agent were the absolute owner thereof, and;

(e)      to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference to the Collateral;

provided that the Agent shall not take any of the actions described in this Section 5 except those described in clause (i) above unless an Event of Default as defined in the Buyer Note shall have occurred and be continuing.

SECTION 6.  Remedies upon Event of Default.

(a)      If any Event of Default has occurred and is continuing, the Agent may exercise for the benefit of the Lenders without further notice all rights and remedies under this Agreement or the Buyer Note, all rights and remedies that are available to a secured creditor under the UCC, and all rights and remedies that are otherwise available at law or in equity, at any time, in any order and in any combination, including without limitation, the collection of any and all Secured Obligations, and, in addition, the Agent may sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and upon such terms as the Agent shall deem commercially reasonably. The Agent shall give the Obligor not less than 10 days’ prior written notice of the public sale of any of the Collateral or the date after which any private sale or other disposition of the Collateral will be made. The Obligor agrees that any such notice constitutes “reasonable notification” within the meaning of the UCC.

Any of the Lenders may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type customarily sold in a recognized market or is of a type that is the subject of widely distributed standard price quotations or if otherwise permitted under applicable law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim whatsoever kind. The Obligor will execute and deliver such documents and take such other action as the purchasing Lenders deem necessary or advisable in order that any such sale may be made in compliance with the law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely free from any claim or right of any kind, including any equity or right of redemption of the Obligor. To the extent permitted by law, the Obligor hereby specifically waives all rights of redemption, stay or appraisal, which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed for the benefit of the Lenders by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Obligor shall remain liable, for any deficiency.

(b)      For the purpose of enforcing any and all rights and remedies under this Agreement, the Agent may (i) require the Obligor to, and the Obligor agrees that it will, at its expense and upon the request of the Agent, forthwith assemble all or any part of the Collateral as directed by the Agent and make it available at a place designated by the Agent that is, in the Agent’s opinion, convenient to the Agent and the Obligor whether at the premises of the Obligor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located and, without charge or liability to the Agent, seize and remove such Collateral from such premises, (iii) have access to and use the Obligor’s books and records, computers and software relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by the Obligor, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent the Agent deems appropriate, and in connection with such preparation and disposition, use without charge any trademark, trade name, and copyright included in the Collateral.

SECTION 7. Limitation of Duty of Agent and Lenders in Respect of Collateral. Beyond reasonable care in custody thereof, none of the Agent and Lenders shall have a duty as to any Collateral in its possession or control or in the possession or control of any bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Each of the Agent and Lenders shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which a reasonably prudent person would accord similar property. None of the Agent and Lenders shall be liable for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Agent in good faith.

SECTION 8. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of Collateral shall be applied by the Agent for the benefit of the Lenders in the following order of priorities:

first, to payment of the out-of-pocket expenses of such sale or other realization, including compensation to agents and counsel for the Agent, and all out-of-pocket expenses, liabilities and advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent is to be reimbursed pursuant to the Buyer Note or this Agreement;

second, to the payment of accrued but unpaid interest (including post-petition interest) and fees constituting Secured Obligations of the Obligor;

third, to the payment of unpaid principal of the Secured Obligations of the Obligor;

fourth, to the payment of all other Secured Obligations of the Obligor, until all such Secured Obligations shall have been paid in full; and

finally, to the Obligor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

SECTION 9. Expenses. In the event that the Obligor fails to comply with the provisions of the Buyer Note or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of the Security Interests are thereby diminished or potentially diminished or put at risk, the Agent may, but shall not be required to, effect such compliance on behalf of the Obligor, and the Obligor shall reimburse the Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, any and all excise, stamp, intangibles, transfer, property, sales, and use taxes imposed by any state, federal, or local authority or any other governmental authority on any of the Collateral, or in respect of periodic appraisals and inspections of the Collateral to the extent the same may be reasonably requested by the Agent from time to time, or in respect of the sale or other disposition thereof, shall be borne and paid by the Obligor; and if the Obligor fails promptly to pay any portion thereof when due, the Agent may, at its option, but shall not be required to, pay the same and charge the Obligor’s accounts therefor, and the Obligor agree to reimburse the Agent there for on demand. All sums so paid or incurred by the Agent for any of the foregoing and any and all other sums for which the Obligor may become liable hereunder and all costs and expenses (including attorneys’ fees, legal expenses and court costs) incurred by the Agent and Lenders in enforcing or protecting the Security Interests or any of its rights or remedies thereon shall be payable by the Obligor on demand and shall bear interest (after as well as before judgment) until paid at the rate stated in the Buyer Note.

SECTION 10. Termination of Security Interests; Release of Collateral. Upon the performance of and repayment in full of the Buyer Note, the Security Interests shall terminate and all rights to the Collateral shall revert to the Obligor. At any time and from time to time prior to such termination of the Security Interests, the Agent may release on behalf of the Lenders any of the Collateral with the prior written consent of the Lenders. Upon any such termination of the Security Interests or release of Collateral, the Agent will, at the expense of the Obligor, promptly execute and deliver to the Obligor such documents as the Obligor shall reasonably request, including but not limited to UCC-3 termination statements, to evidence the termination of the Security Interests or the release of such Collateral, as the case may be. If the Closing does not occur and the Purchase Agreement is terminated, this Agreement and the Security Interests will automatically terminate.

SECTION 11. Notices. All notices hereunder shall be in writing and shall be sufficiently given and deemed given to the Agent, Lenders or the Obligor if addressed or delivered to the parties in the manner and at the locations specified in the Purchase Agreement.

SECTION 12. Waivers, Non-Exclusive Remedies. No failure on the part of the Agent or Lenders to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Buyer Note or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or Lenders of any right under the Buyer Note or this Agreement preclude any other or further exercise thereof or the exercise of any right. The rights in this Agreement and the Buyer Note are cumulative and are not exclusive of any other remedies provide by law.

SECTION 13. Successors and Assigns. This Agreement is for the benefit of each of the Lenders and their permitted successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Obligor and its successors and assigns; provided, however that the Obligor may not assign any of its rights or obligations hereunder without the prior written consent of the Agent.

SECTION 14. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the party affected.

SECTION 15. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF UTAH, EXCEPT TO THE EXTENT THAT PERFECTION (AND THE EFFECT OF PERFECTION AND NONPERFECTION) AND CERTAIN REMEDIES MAY BE GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN UTAH.

SECTION 16. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lenders in order to carry out the intentions of the parties hereto as nearly as possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

By:	/s/

    Paul Jarman, as President of:

    UCN, Inc.

By:	/s/

Joseph D. Fail, as President of:

Transtel Communications, Inc.

Tel-America of Salt Lake City, Inc.

Extelcom, Inc.

Communication Recovery Services, Inc.

National Network Corporation